UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2004 (September 7, 2004)

TODCO

(Exact name of registrant as specified in its charter)

Delaware	1-31983	76-0544217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas	77042-3615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 278-6000

(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
INDEX TO EXHIBITS
Excerpt from Amend. #1 to Reg. Statement on Form S-1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 7, 2004, TODCO and Transocean Inc. entered into an amendment to the existing Registration Rights Agreement between them reflecting Transocean Inc.’s agreement to bear certain costs associated with a secondary public offering of shares of TODCO held by Transocean and affiliates in September 2004.

TODCO is a majority-owned subsidiary of Transocean Inc. TODCO and Transocean Inc. are also parties to a number of other agreements. These agreements and other relationships are described under the caption “Certain Relationships and Related Party Transactions,” contained in Amendment Number 1 to the Company’s Registration Statement on Form S-1 filed with the SEC on September 9, 2004. The information contained under that caption is incorporated by reference into this Current Report and is included as Exhibit 10.3.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit number	Description
10.1	Amendment Number 1 to Registration Rights Agreement between TODCO and Transocean Inc. dated September 7, 2004 (incorporated by reference to Exhibit 10.15 to Amendment Number 1 to the Company’s Registration Statement on Form S-1, filed with the SEC on September 9, 2004)

10.2	Registration Rights Agreement between TODCO and Transocean Inc. dated February 4, 2004 (incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of Transocean Inc. filed February 10, 2004).

10.3	Excerpt entitled “Certain Relationships and Related Party Transactions” from Amendment Number 1 to Registration Statement on Form S-1 filed with the SEC on September 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO
By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President & General Counsel

Dated:      September 10, 2004

INDEX TO EXHIBITS

Exhibit number	Description
10.1	Amendment Number 1 to Registration Rights Agreement between TODCO and Transocean Inc. dated September 7, 2004 (incorporated by reference to Exhibit 10.15 to Amendment Number 1 to the Company’s Registration Statement on Form S-1, filed with the SEC on September 9, 2004).

10.2	Registration Rights Agreement between TODCO and Transocean Inc. dated February 4, 2004 (incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of Transocean Inc. filed February 10, 2004).

10.3	Excerpt entitled “Certain Relationships and Related Party Transactions” from Amendment Number 1 to Registration Statement on Form S-1 filed with the SEC on September 9, 2004.